Property and equipment (Tables)	12 Months Ended
Dec. 31, 2019
Property and equipment
Schedule of property and equipment

Property and equipment consisted of the following:

	December 31,
(in thousands)	2018	2019
Leasehold improvements	$—	$691
Construction in progress	25	—
Furniture, fixtures and office equipment	—	350
Computer hardware and software	3	180
	28	1,221
Less accumulated depreciation	—	(134)
Property and equipment, net	$28	$1,087